CALVERT VP RUSSELL 2000® SMALL CAP INDEX PORTFOLIO
Supplement to Prospectus dated May 1, 2017

The following replaces “Investment Objective” in “Portfolio Summaries – Calvert VP Russell® 2000 Small Cap Index Portfolio”:

The Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index.

August 22, 2017

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